                                 The Emerging Markets
                                 Income Fund II Inc
                                                                  July 15, 1998

Dear Shareholders:

We are pleased to provide this annual report for The Emerging Markets Income Fund II Inc (the "Fund") as of May 29, 1998. Included are a market commentary, audited financial statements, the related report of the independent accountants and other information about the Fund for the year ended May 29, 1998.

During the year ended May 29, 1998, the net asset value of the Fund decreased from $17.19 per share at May 31, 1997 to $15.03 per share at May 29, 1998. Dividends totaling $2.9805 per share were paid during the year. This total represents $1.5925, $0.832 and $0.556 per share from net investment income, realized net short-term capital gains and realized net long-term capital gains, respectively. Assuming the reinvesment of these dividends in additional shares of the Fund, the total return based on net asset value for the year ended May 29, 1998, was 5.26%. During the same period, the JP Morgan Emerging Markets Bond Index Plus (the "Emerging Markets Bond Index"), which we use as a measure of the return of the overall market for emerging markets debt, returned 6.82%.

Investments in securities of emerging markets issuers, including both obligations of sovereign governments and corporate issuers, totaled 99.5% of total investments at May 29, 1998. The remainder of the Fund's portfolio assets was invested in short-term investments.

EMERGING MARKETS DEBT SECURITIES

The emerging debt markets rebounded to post a respectable return for the twelve months ended May 31, 1998, despite the volatility surrounding the Asian stock, bond and currency crisis in October. The asset class posted a return of 6.82% as measured by the Emerging Markets Bond Index during that time period. By comparison, the Salomon Brothers Broad Investment Grade index, which is a proxy for investment grade fixed income securities, posted a return of 10.99%.

The stripped spread on the Emerging Markets Bond Index, which is the premium emerging market bond investors demand over U.S. Treasuries, shrunk to as low as 334 basis points (3.34%) just prior to the sell-off on October 22nd, and ended the month with a spread of 606 basis points. While this spread widening and bond market decline was meaningful, it fails to capture the volatility experienced in the market over the final nine days of October when the spread on the Emerging Markets Bond Index fluctuated between the mid 400 basis point range and the low 800 basis point range.

When the crisis started to take shape during mid-October, we reduced the Fund's exposure to the emerging markets in anticipation of increased volatility. At the time, we were worried that the Asian crisis would cause significant volatility in non-Asian debt from emerging market countries as

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

investors curtailed their appetite for risk. During the end of October and into November, most of the Asian countries began to take steps to combat the weakness in their currencies: Korea exchanged over $20 billion in maturing short-term debt for longer-term bonds and subscribed to an International Monetary Fund
(IMF) reform package; Thailand and Malaysia began to implement many IMF reforms; and China reaffirmed commitment to maintaining Hong Kong's U.S. dollar currency peg. While we did not believe the market risk in Asia had disappeared, these events increased our confidence in global emerging market bond prospects and, consequently, we began to increase the Fund's exposure to emerging market bonds. Our increased exposure was concentrated in those countries that had sold off in sympathy with Asia but had solid fundamentals and were not excessively reliant on the international capital markets. Mexico and Venezuela were two such countries. We increased the Fund's exposure to Mexico which had previously been underweight and we also increased the Fund's exposure to Venezuela to a meaningful overweight. Additionally, we continued to focus our investing in the U.S. dollar debt sector of the market, as opposed to the local currency markets. In this volatile environment, a better risk/reward profile was afforded via external dollar denominated debt relative to local currency debt.

At May 29, 1998 our top country allocations (as a percentage of total investments) were as follows:

         * Brazil                   17.08%
         * Venezuela                12.13%
         * Russia                   10.82%
         * Morocco                   7.74%
         * South Korea               5.87%
         * Peru                      5.27%
         * Argentina                 4.95%
         * Costa Rica                4.76%
         * Algeria                   4.73%

LATIN AMERICA

Brady bond exchanges in three Latin American countries dominated the Latin sector's focus. More than USD 8 billion of outstanding Bradys were retired in exchange for nearly USD 7 billion in global bonds. Investors tendered collateralized Brady bonds to the countries and received uncollateralized global bonds in return. These transactions benefited the investor who received a higher yielding instrument and benefited the issuer who was then able to sell the collateral backing the bonds and use the proceeds to retire more debt. In addition to the benefits mentioned, these deals contribute to the long-run process of eliminating the Brady market. The Brady market, which provided a resolution to the 1980s debt crisis in Latin America and several non-Latin countries, has become less necessary in today's marketplace as the countries affected have greatly improved their creditworthiness.

Argentina     In Argentina, the ruling Peronist party was defeated for the first time since 1987 in mid-term congressional elections that took place on October
26. Half of the seats of the lower house of congress were at stake, and the alliance formed by the opposition parties Frepaso and Alianza won 46% of the total vote, versus 36% for the Peronists. As a result, out of a total of 257 seats, the Peronists have 120 seats and the main opposition has 105. While the Peronist defeat was

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

unfortunate, the leaders of the victorious opposition indicated their strong support for the government's basic economic policy, including the one-to-one fixed exchange rate between the peso and the U.S. dollar. As a result of such declarations, the political instability that would have been predicted by an opposition victory was largely negated. Separately during the period, the Argentine government expanded its long maturity global bond due 2017 by USD 750 million. With the expansion, Argentina has met USD 1.35 billion of its USD 2 billion financing requirement for the second quarter. This is important because it gives Argentina additional flexibility in managing its liabilities. Separately, the IMF issued mixed comments on Argentina, praising the country for having successfully withstood the Asian storm, but expressing concerns on the deteriorating external position. The IMF urged Argentina to further diversify its export base instead of relying on its import tariffs. We remain confident that Argentina will implement the necessary reforms, but are slightly underweight awaiting the reforms.

Brazil     In June, 1997, Brazil exchanged collateralized Brady bonds for a new
30-year global bond, totaling USD 3 billion in exact size. This is the largest amount ever issued by an emerging market borrower. The debt exchange will help Brazil build a more complete yield curve and strengthens foreign reserves by about $1.5 billion. During the period, Brazilian policy makers' Asian crisis management capabilities were impressive as Brazil took several steps to defend its currency, the real, from attack. First, they doubled interest rates, draining liquidity from the system and increasing demand for the real. Second, President Cardoso proposed, and then passed, a series of fiscal measures designed to lend credibility to its monetary policy and improve the current account deficit. All this was implemented over a very short timeframe despite significant political consequences. Finally, Brazil made significant advances on its structural reform agenda, including pushing forward with its privatization plan. In addition, after nearly three years of delays, the Brazilian senate approved the administrative reform bill by a wide margin. A prompt approval was also reached in the upper house of congress. This approval will allow a general reduction in public expenditure at both the federal and state levels by ending job guarantees, setting limits on salaries and providing review evaluations for employees. While it may seem like a simple step to improve the economic and political system, this type of progress was previously unheard of in Brazil. The reform will enable state and municipal governments that spend more than 60% of receipts on payrolls to dismiss workers whose jobs are currently protected by the constitution. While the crisis in Asia leaves prospects for another year of significant economic growth in doubt, the government has allayed concerns surrounding their political commitment to stabilization and reform. Brazil's success and expediency in making these reforms have encouraged us to take a slightly overweight position.

Ecuador     Despite Ecuador's relative outperformance, the country's ability to institute reform measures continues to be disappointing. Specifically disappointing was the government's continuous delays in the auction of a 35% stake in state-owned telephone company EMETEL. In addition, following the failure by congress to pass an increase in the value added tax, the sucre devalued 7.5%. We have established a marginally overweight position because we believe we are being adequately compensated for the risk we are taking, but further reforms would need to take place for us to increase our exposure.

Mexico    In historic elections on July 6, Mexicans elected Cuauhtemoc Cardenas, the leader of the leftist PRD party, as mayor of Mexico City and took away the ruling party's majority in the lower house of congress. These landmark results should have minimal impact upon the economic

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

reform process but signal a decisive step toward greater democracy. Additionally, with none of the parties questioning the results, this was the cleanest election yet undertaken in the country. It is also the first time in more than 68 years that the Mexico City mayor has been popularly elected, and the first time the PRI has failed to win a majority in congress. Separately, Mexico's executive branch submitted a 1998 budget proposal to congress calling for no tax cuts and a fiscal deficit equivalent to 1.25% of GDP. Subsequently, opposition legislators stated that they will push for tax cuts and increases in public spending, while at the same time maintaining the fiscal deficit at or below 1.5% of GDP. Banco de Mexico signaled on March 12 that it is temporarily tightening its monetary stance by draining liquidity. The move is intended to help limit the deterioration in inflationary expectations resulting from the recent peso weakness associated with the Asian crisis. The Central Bank explicitly linked this move with its desire to prevent an excessive short-term deterioration in the exchange rate. We remain confident in Mexico's potential and increased exposure during the period.

Panama    During September, Panama retired USD 600 million of outstanding Brady debt and simultaneously issued a 30-year global bond. The exchange allowed Panama to improve its debt structure and lower its cost of funding. We remain overweight in Panama.

Peru      In the beginning of the period, having recently closed its Brady debt restructuring and overcome an unexpected hostage crisis, Peru began to concentrate on fiscal reforms and economic accountability. In March, Moody's raised Peru's sovereign debt ceiling to Ba3 from B2, citing prudent fiscal and monetary policies and an outlook for strong growth. Moody's stated that the move was based on the country's progress, which included macroeconomic stabilization and high average rates of growth over the past several years. Also noted was the completion of both Paris and London Club debt restructurings, which have reduced external debt from USD 33.5 billion to USD 28.2 billion and have significantly lessened the near-term debt service by improving the amortization profile. The rating increase complements Standard & Poor's previously assigned BB rating. We maintained our overweight position during the period.

Venezuela       In June, 1997, Standard & Poor's upgraded Venezuela's long-term foreign currency debt to B+ from B and revised the outlook to stable from positive. S&P cited higher world oil prices, fiscal restraint and increased oil production as factors increasing Venezuela's external flexibility. In addition, progress on privatization and restructuring the public sector contributed to the upgrade. Venezuela is less reliant upon the international capital markets than the majority of Latin American countries due in large part to its enormous oil reserves and its prudent use of above budget oil revenues to pay down debt. As a result, it is our contention that Venezuela will be somewhat insulated from the market volatility that is expected to exist going forward. In addition, the government gave a positive sign to investors with congress' approval of a privatization plan of the aluminum sector which the government hopes will bring in USD 2 billion. In the face of the recent slump in oil prices, privatization proceeds will be the saving grace for the government's finances for 1998. We remain overweight Venezuela and used the Asia-related sell off to increase exposure.

EASTERN EUROPE

Bulgaria     At the end of the period, Bulgaria remained the top 1998 performer in the Emerging Markets Bond Index, up 7.66% year-to-date. Moody's upgraded Bulgaria's foreign currency rating to B2 from B3, citing improved credit risk with the election of a reform-oriented government and establishment of a currency board. In comparison, the upgrade puts Bulgaria on

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

par with Peru and one notch below Brazil and Ecuador. Additionally, the IMF approved the fourth tranche of a $510 million standby loan. Bulgaria's strides in decreasing inflation and promoting growth during the past year have been significant: inflation in March was negative 0.1% (largely due to falling fuel prices), and was near 1.5% in February down from levels above 100% a year ago.

Hungary    Moody's announced an upgrade for Hungary's long-term currency rating from Baa3 to Baa2 with a "positive" outlook. The upgrade was supported by the results of the austerity program launched in mid-1995 that improved Hungary's external and fiscal balances.

Russia    Following the Asian crisis, Russia was one of the most scrutinized and most volatile credits in the emerging debt markets. Its currency, the ruble, is pegged to the US dollar and investors feared it would have to be devalued, much like Asia, due to capital flight and dwindling reserves brought on by the Asia crisis. In addition, the deterioration of Russia's fiscal accounts as a result of the capital flight and a fall in oil prices, one of its major exports, caused S&P to lower its outlook for Russia's long-term foreign debt rating to negative from stable. On a positive note, negotiations between the Russian government and the IMF are continuing with regard to the release of the next tranche of its Extended Fund Facility Loan which was introduced in 1996 to help Russia face problems surrounding its implementation of reforms. President Yeltsin, due to his frustrations with the government's failure to make substantial progress on reform, dismissed his entire Parliamentary cabinet and replaced Prime Minister Viktor Chernomyrdin with former Energy Minister, Sergey Kiriyenko. Although this development was cause for initial concern, Kiriyenko was approved by the Duma, and a new cabinet was introduced, comprised of players with strong reformist views. Separately, in a move that improved market sentiment, the 1998 budget was passed overwhelmingly by the Duma and signed into law.

Russia will continue to remain volatile throughout 1998. Capital flight will come and go, oil prices will remain volatile, and politics will continue to make headlines. Fortunately, Russia has the ability and willingness to service its obligations. For example, Russia's debt service is 12% of exports and places it in the top 10% of emerging market countries. We continue to believe the risk premium offered for this debt more than adequately compensates investors for the risk.

MIDDLE EAST AND AFRICA

Morocco     Positive news came from Morocco, as the U.S. rating agencies assigned sovereign ratings: Moody's rated Morocco Ba1, while Standard and Poor's assigned a rating of BB. The grades can be attributed to three main factors: 1) the ability of Morocco to stabilize its macroeconomic performance, namely its current account deficit, 2) the ability of Morocco to substantially attract foreign investors and gain their confidence, and 3) the government's high commitment to the privatization process and to liberalization.

Algeria      Although the recent elections are not expected to end the violence in Algeria, they were a positive event, as the newly elected national assembly represents an opportunity to improve the security situation going forward. Specifically, the National Liberation Front (FLN) is bargaining with the National Democratic Rally (RND) to form a coalition government. An RND/FLN government would include many individuals from the outgoing cabinet, insuring policy continuity.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

The Board of Directors of the Fund recently reviewed and approved various amendments to the Fund's bylaws. For example, the bylaws provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. An exception applies in the event the date of the annual meeting is substantially advanced or delayed from the anniversary date. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the date public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently organized Maryland companies.

In a continuing effort to provide timely information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Emerging Markets Income Fund II stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

                                   Sincerely,



William D. Cvengros                             Heath B. McLendon
Co-Chairman of the Board                        Co-Chairman of the Board



                                                Peter J. Wilby
                                                Executive Vice President

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Investments May 29, 1998
BONDS -- 93.8%

---------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT
    000'S(a)                                                                                                       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 ARGENTINA - 6.2%
   Peso 5,000+   Republic of Argentina, Global Bond, 8.75%, 7/10/02.............................                $  4,402,091
   Peso 2,250+   Republic of Argentina, Global Bond, 11.75%, 2/12/07##..........................                   2,194,793
   Peso 2,750    Republic of Argentina, Global Bond, 11.75%, 2/12/07............................                   2,682,524
        8,000+   Republic of Argentina, Global Bond, 11.375%, 1/30/17...........................                   8,544,000
        3,100+   Republic of Argentina, Global Bond, 9.75%, 9/19/27.............................                   2,885,325
                                                                                                                ------------
                 TOTAL ARGENTINA................................................................                  20,708,733
                                                                                                                ------------

                 BRAZIL - 21.3%
        4,000    Companhia Energetica De Sao Paul, 9.125%, 6/26/07*.............................                   3,740,000
       59,481+   Federal Republic of Brazil, Capitalization (C) Bond, 8.00%, 4/15/14(b).........                  46,060,943
       27,000+   Federal Republic of Brazil, NMB, Series L, 6.6875%, 4/15/09*...................                  21,600,000
                                                                                                                ------------
                 TOTAL BRAZIL...................................................................                  71,400,943
                                                                                                                ------------
                 BULGARIA - 4.2%
       21,500+   Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*.........................                  14,230,342
                                                                                                                ------------

                 COLUMBIA - 1.4%
        5,000    Republic of Columbia, 7.625%, 2/15/07..........................................                   4,587,500
                                                                                                                ------------

                 COSTA RICA - 5.9%
          295+   Costa Rica, Interest Bond, Series B, 6.54687%, 5/21/05*........................                     287,535
        7,200+   Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10...........................                   6,336,000
       16,000+   Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15...........................                  13,280,000
                                                                                                                ------------
                 TOTAL COSTA RICA...............................................................                  19,903,535
                                                                                                                ------------

                 CROATIA- 2.5%
        9,500+   Republic of Croatia, FRN, 6.50%, 7/30/10*......................................                   8,288,750
                                                                                                                ------------

                 ECUADOR - 4.6%
       25,087+   Republic of Ecuador, PDI Bond, 6.625%, 2/27/15*(b)............................                   15,428,387
                                                                                                                ------------

                 INDONESIA - 2.0%
        6,000    Pt Polytama Propindo, 11.25%, 6/15/07**.......................................                    2,400,000
        1,000+   Tjiwi Kimia International Finance Company, B.V., 13.25%, 8/01/01..............                      820,000
        5,000    Tjiwi Kimia International Finance Company, B.V., 10.00%, 8/01/04..............                    3,550,000
                                                                                                                ------------
                 TOTAL INDONESIA...............................................................                    6,770,000
                                                                                                                ------------

                   See accompanying notes to financial statements.

                                                                                                                      PAGE 7

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

BONDS (continued)

---------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT
    000'S(a)                                                                                                       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 MEXICO - 3.0%
        3,000+   Grupo Industrial Durango, 12.00%, 7/15/01.....................................                 $  3,225,000
        2,000    Hylsa S.A. de C.V., 9.25%, 9/15/07............................................                    1,940,000
        4,050+   United Mexican States, Global Bond, 11.50%, 5/15/26...........................                    4,723,313
                                                                                                                ------------
                 TOTAL MEXICO..................................................................                    9,888,313
                                                                                                                ------------

                 PANAMA - 4.1%
        9,875+   Republic of Panama, IRB, 3.75%, 7/17/14*......................................                    7,622,265
        7,727+   Republic of Panama, PDI Bond, 6.5625%, 7/17/16*(b)............................                    6,196,245
                                                                                                                ------------
                 TOTAL PANAMA..................................................................                   13,818,510
                                                                                                                ------------

                 PERU - 6.6%
       33,000+   Republic of Peru, PDI Bond, 4.00%, 3/07/17*...................................                   22,027,500
                                                                                                                ------------

                 PHILIPPINES - 5.2%
        5,000    Republic of Philippines, Global Bond, 8.75%, 10/07/16.........................                    4,718,750
       13,000    Republic of Philippines, Treasury Bond, 8.875%, 4/15/08.......................                   12,561,250
                                                                                                                ------------
                 TOTAL PHILIPPINES.............................................................                   17,280,000
                                                                                                                ------------

                 POLAND - 2.9%
        8,130+   Republic of Poland, PDI Bond, 4.00%, 10/27/14*................................                    7,367,812
        3,000+   Republic of Poland, RSTA Bond, 3.75%, 10/27/24*...............................                    2,188,125
                                                                                                                ------------
                 TOTAL POLAND..................................................................                    9,555,937
                                                                                                                ------------

                 RUSSIA - 0.2%
        1,315    Russia, IAN, 6.71875%, 12/15/15*,##...........................................                      856,530
                                                                                                                ------------

                 SOUTH KOREA - 7.3%
        1,250    Export-Import Bank of Korea, Global Bond, 7.25%, 6/25/01......................                    1,132,375
        1,560    Export-Import Bank of Korea, Global Bond, 6.50%, 2/10/02......................                    1,352,520
        2,750    Korea Development Bank, Global Bond, 7.90%, 2/01/02...........................                    2,496,725
        5,800    Korea Development Bank, Global Bond, 6.625%, 11/21/03.........................                    4,789,060
        3,735    Korea Development Bank, Global Bond, 7.375%, 9/17/04..........................                    3,138,520
       12,450    Republic of Korea, Global Bond, 8.875%, 4/15/08...............................                   11,625,188
                                                                                                                ------------
                 TOTAL SOUTH KOREA.............................................................                   24,534,388
                                                                                                                ------------

                                          See accompanying notes to financial statements.

PAGE 8

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

BONDS (concluded)

---------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT
    000'S(a)                                                                                                       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 URUGUAY - 1.3%
        1,658+   Uruguay, DCB, Series B, 6.50%, 2/19/07*.......................................                 $  1,641,315
        2,824    Uruguay, NMB, 6.625%, 2/19/06*................................................                    2,880,000
                                                                                                                ------------
                 TOTAL URUGUAY.................................................................                    4,521,315
                                                                                                                ------------

                 VENEZUELA - 15.1%
       54,524+   Republic of Venezuela, DCB, Series DL, 6.8125%, 12/18/07*.....................                   47,537,952
        3,000+   Republic of Venezuela, FLIRB, Series A, 6.625%, 3/31/07*......................                    2,611,872
          643+   Republic of Venezuela, FLIRB, Series B, 6.625%, 3/31/07*......................                      559,687
                                                                                                                ------------
                 TOTAL VENEZUELA...............................................................                   50,709,511
                                                                                                                ------------
                 TOTAL BONDS (cost $312,458,684)...............................................                  314,510,194
                                                                                                                ------------

LOAN PARTICIPATIONS++ -- 30.3%
----------------------------------------------------------------------------------------------------------------------------
                 The People's Democratic Republic of Algeria,
        3,818       Tranche A, 7.3125%, 3/06/00* (Chase Manhattan).............................                    3,560,451
        5,727       Tranche 1, 6.625%, 9/04/06* (Chase Manhattan)..............................                    4,352,723
       16,000       Tranche 3, 6.53125%, 3/04/10* (Chase Manhattan)............................                   11,880,000
                 Republic of Jamaica,
          278       Tranche A, 6.50%, 10/15/00* (Chase Manhattan)..............................                      274,963
        5,156       Tranche B, 6.4375%, 11/15/04* (Chase Manhattan, Morgan Guaranty
                       Trust Company of New York)..............................................                    4,589,062
                 Kingdom of Morocco,
  Yen 708,011       Tranche A, 2.5175%, 1/01/09* (Goldman Sachs)...............................                    4,300,462
       31,059       Tranche B, 6.4375%, 1/01/04* (Chase Manhattan, Morgan
                       Stanley Emerging Markets, Inc.).........................................                   28,069,413
                 Russia,
       75,000       Principal Loan, 6.71875%, 12/15/20*(c) (Chase Manhattan,
                       Goldman Sachs, ING Bank, J.P. Morgan, Merrill Lynch)....................                   42,093,750
        3,000       Foreign Trade Obligation, 6/26/07# (Bank of America).......................                    2,280,000
                                                                                                                ------------
                 TOTAL LOAN PARTICIPATIONS  (cost $106,290,739)................................                  101,400,824
                                                                                                                ------------
                 TOTAL INVESTMENTS-- 124.1% (cost $418,749,423)................................                  415,911,018
                                                                                                                ------------

REPURCHASE AGREEMENT -- 0.7%
----------------------------------------------------------------------------------------------------------------------------
        2,218    Merrill Lynch, 5.47%, cost $2,218,000, dated 5/29/98, $2,219,011 due 6/01/98, (collateralized by $2,225,000 U.S. Treasury Notes,
                    5.875%, due 8/31/99, valued at $2,263,938).................................                    2,218,000
                                                                                                                ------------
                 LIABILITIES IN EXCESS OF OTHER ASSETS - (24.8)%...............................                  (83,049,326)
                                                                                                                ------------
                 NET ASSETS - 100.0% (EQUIVALENT TO $15.03 PER SHARE ON
                    22,299,869 COMMON SHARES OUTSTANDING)......................................                 $335,079,692
                                                                                                                ------------
                                                                                                                ------------

                                     See accompanying notes to financial statements.
                                                                                                                      PAGE 9

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Investments May 29, 1998 (concluded)

FORWARD FOREIGN CURRENCYCONTRACTSOPENATMAY 29, 1998:

              CONTRACTS        IN EXCHANGE     CONTRACTS AT        DELIVERY        UNREALIZED
             TO DELIVER            FOR             VALUE             DATE         APPRECIATION
           --------------     ------------    --------------       --------       ------------

Sale....  Yen 589,000,000     US $4,638,526    US $4,261,772        6/17/98         $376,754

----------
   (a)Principal denominated in U.S. dollars unless otherwise indicated.
   (b)Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
   (c)Portion of income earned is capitalized as Russian Government Interest Arrears Note.
     *Rate shown reflects current rate on instrument with variable rates or step coupon rates.
    **Default on interest payment subsequent to May 29, 1998.
     #Non-income producing. Security is currently in default.
    ##Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
     +All or a portion of the security is segregated as collateral pursuant to a loan agreement. See Note 4.
    ++Participation interests were acquired through the financial institutions indicated parenthetically. See Note 5.


   DCB        - Debt Conversion Bond.                    NMB     - New Money Bond.
   FLIRB      - Front Loaded Interest Reduction Bond.    PDI     - Past Due Interest.
   FRN        - Floating Rate Note.                      Peso    - Argentina Peso.
   IAN        - Interest Arrears Note.                   RSTA    - Revolving Short Term Agreement.
   IRB        - Interest Reduction Bond.                 Yen     - Japanese Yen.

                                  See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Assets and Liabilities May 29, 1998

Assets
Investments, at value (cost -- $418,749,423).........................................               $415,911,018
Repurchase agreement.................................................................                  2,218,000
Cash.................................................................................                        657
Receivable for securities sold.......................................................                 17,458,828
Interest receivable .................................................................                  7,449,286
Net unrealized appreciation of forward foreign currency contracts....................                    376,754
Prepaid expenses ....................................................................                     25,495
                                                                                                    ------------
            Total assets  ...........................................................                443,440,038
                                                                                                    ------------

Liabilities
Loan payable (Note 4)  ..............................................................                100,000,000
Payable for securities purchased  ...................................................                  7,317,007
Accrued interest expense on loan ....................................................                    398,353
Accrued management fee (Note 2) .....................................................                    331,435
Other accrued expenses ..............................................................                    313,551
                                                                                                    ------------
            Total liabilities  ......................................................                108,360,346
                                                                                                    ------------

Net Assets
Common Stock ($.001 par value, authorized 100,000,000 shares;
    22,299,869 shares outstanding) ..................................................                     22,300
Additional paid-in capital  .........................................................                312,397,589
Undistributed net investment income .................................................                  7,480,264
Accumulated net realized gain on investments  .......................................                 17,645,749
Net unrealized depreciation on investments and foreign currency translations ........                 (2,466,210)
                                                                                                    ------------
            Net assets...............................................................               $335,079,692
                                                                                                    ------------
                                                                                                    ------------

Net Asset Value Per Share ($335,079,692 / 22,299,869 shares) ........................                     $15.03
                                                                                                          ------
                                                                                                          ------

                                    See accompanying notes to financial statements.

                                                                                                         PAGE 11

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Operations For the Year Ended May 29, 1998


NET INVESTMENT INCOME

INCOME
Interest (includes discount accretion of $11,491,363) ...............................    $ 48,036,539

EXPENSES
Interest on loan.......................................................    $6,461,633
Management fee ........................................................     4,361,717
Custodian .............................................................       160,560
Audit and tax services ................................................        73,230
Legal .................................................................        64,614
Printing ..............................................................        45,496
Transfer agent ........................................................        38,973
Directors' fees and expenses ..........................................        33,033
Listing fees ..........................................................        32,436
Amortization of organization expenses .................................        24,591
Other .................................................................        39,804      11,336,087
                                                                           ----------    ------------
Net investment income................................................................      36,700,452
                                                                                         ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain on:
    Investments......................................................................      27,657,422
    Foreign currency transactions....................................................         607,896
                                                                                         ------------
                                                                                           28,265,318
                                                                                         ------------

Net Change in Unrealized Appreciation (Depreciation) on:
    Investments......................................................................     (47,450,263)
    Translation of foreign currency contracts and other assets and liabilities
        denominated in foreign currencies............................................         372,444
                                                                                         ------------
                                                                                          (47,077,819)
                                                                                         ------------
Net loss on investments and foreign currency transactions............................     (18,812,501)
                                                                                         ------------
Net Increase in Net Assets from Operations...........................................    $ 17,887,951
                                                                                         ------------
                                                                                         ------------

                            See accompanying notes to financial statements.

PAGE 12

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Changes in Net Assets

                                                                                FOR THE YEAR         FOR THE YEAR
                                                                                   ENDED                 ENDED
                                                                                 MAY 29, 1998         MAY 31, 1997
------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income ............................................               $ 36,700,452          $ 38,245,380
Net realized gain on investments and foreign currency transactions                 28,265,318            22,569,558
Net change in unrealized appreciation (depreciation)..............                (47,077,819)           55,309,422
                                                                                 ------------          ------------
Net increase in net assets from operations .......................                 17,887,951           116,124,360
                                                                                 ------------          ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .......................................                (35,068,422)          (32,934,033)
From net realized gains ..........................................                (30,462,193)           (3,204,236)
                                                                                 ------------          ------------
Total dividends and distributions to shareholders.................                (65,530,615)          (36,138,269)
                                                                                 ------------          ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued in reinvestment of dividends
     (353,044 and 89,691 shares issued, respectively).............                  5,469,943             1,317,325
                                                                                 ------------          ------------
Total increase (decrease) in net assets...........................                (42,172,721)           81,303,416
NET ASSETS
Beginning of period...............................................                377,252,413           295,948,997
                                                                                 ------------          ------------
End of period (includes undistributed net investment income
     of $7,480,264 and $5,487,984, respectively)..................               $335,079,692          $377,252,413
                                                                                 ------------          ------------
                                                                                 ------------          ------------

Statement of Cash Flows For the Year Ended May 29, 1998
Cash Flows from Operating Activities:
Purchases of securities..............................................................                 $(605,865,826)
Net sales of short-term investments .................................................                     8,401,000
Proceeds from sales of securities and principal paydowns ............................                   635,923,335
                                                                                                      -------------
                                                                                                         38,458,509
Net investment income  ..............................................................                    36,700,452
Accretion of discount on investments ................................................                   (11,491,363)
Interest on payment-in-kind bonds ...................................................                    (3,386,809)
Amortization of organization expenses ...............................................                        24,591
Net change in receivables/payables related to operations ............................                      (244,898)
                                                                                                      -------------
Net cash provided by operating activities............................................                    60,060,482
                                                                                                      -------------

Cash Flows from Financing Activities:
Value of shares issued in reinvestment of dividends  ................................                     5,469,943
Dividends paid ......................................................................                   (65,530,615)
                                                                                                      -------------
Net cash used by financing activities  ..............................................                   (60,060,672)
                                                                                                      -------------

Net decrease in cash  ...............................................................                          (190)
Cash at beginning of period  ........................................................                           847
                                                                                                      -------------
Cash at end of period  ..............................................................                 $         657
                                                                                                      -------------
                                                                                                      -------------

                                 See accompanying notes to financial statements.

                                                                                                            PAGE 13

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements

1.   Organization and SIGNIFICANT ACCOUNTING POLICIES

     The Emerging Markets Income Fund II Inc (the "Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging markets countries. As a secondary objective, the Fund seeks capital appreciation.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C
     securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Organization expenses. Organization expenses amounting to $135,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five year period from commencement of operations.

     (f) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (g) Distribution of income and gains. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (h) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

     (i) Option contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option.

     (j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the year ended May 29, 1998, the Fund paid interest expense of $6,511,719.

2.   MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

     The Fund has entered into a management agreement with Value Advisors LLC (the "Investment Manager"), a subsidiary of PIMCO Advisors L.P., pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The agreement with the Investment Manager was approved by shareholders at the annual shareholders meeting held on October 14, 1997, and has been in effect since the closing of the sale of the Investment Manager by Oppenheimer Group Inc. to PIMCO Advisors L.P., which occurred on November 4, 1997. The Investment Manager was the transferee of the investment management responsibilities for the Fund which were previously provided by Advantage Advisers, Inc.

     The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), an indirect wholly-owned subsidiary of Travelers Group Inc. ("Travelers"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The agreement with the Investment Adviser was most recently approved by shareholders at a special meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc., which had been the ultimate parent company of the Investment Adviser, with and into Smith Barney Holdings Inc., a subsidiary of Travelers, which occurred on November 28, 1997. Travelers is now the ultimate parent company of the Investment Adviser.

     The Fund pays the Investment Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .70% of the Fund's average weekly net assets for its services.

     At May 29, 1998 the Investment Adviser owned 4,849 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

2.   MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS (CONCLUDED)

     The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board meeting attended.

3.   PORTFOLIO ACTIVITY AND TAX INFORMATION

     Cost of purchases and proceeds from sales of securities, excluding short-term investments for the year ended May 29, 1998 aggregated $594,805,958 and $594,221,726, respectively. The federal income tax cost basis of the Fund's investments and repurchase agreement at May 29, 1998 was $423,044,073. Gross unrealized appreciation and depreciation amounted to $13,091,924 and $18,006,979, respectively, resulting in a net unrealized depreciation on investments of $4,915,055.

     As a result of differing book and tax treatment for foreign currency gains for the year ended May 29, 1998, $360,250 has been reclassified from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income.

4.   BANK LOAN

     The Fund has borrowed $100,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with Morgan Guaranty Trust Company of New York. The interest rate on the loan is equal to six month LIBOR plus 0.5% and the maturity date is November 6, 1998. The collateral for the loan was valued at $199,712,253 on May 29, 1998 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of not less than 190%.

5.   LOAN PARTICIPATIONS/ASSIGNMENTS

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at May 29, 1998 was $101,400,824.

     In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

6.   "WHEN AND IF" ISSUED BONDS

     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements (concluded)

6.   "WHEN AND IF" ISSUED BONDS (CONCLUDED)

contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

7.   CREDIT AND MARKET RISK

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At May 29, 1998, the Fund has a concentration risk in sovereign debt of emerging market countries.

8.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts. As of May 29, 1998, the Fund has an outstanding contract to sell 589,000,000 Japanese Yen for US $4,638,526 for a scheduled settlement of June 17, 1998.

     The Fund enters into option transactions to hedge against possible changes in the market value of certain securities held. The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. As of May 29, 1998, the Fund did not have any outstanding option transactions.

9.   DIVIDEND SUBSEQUENT TO MAY 29, 1998

     On June 1, 1998, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income, payable on June 30, 1998 to shareholders of record June 16, 1998.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Financial Highlights

Data for a share of common stock outstanding throughout the period:

                                                YEAR         YEAR       YEAR       YEAR
                                                ENDED        ENDED      ENDED      ENDED   PERIOD ENDED
                                               MAY 29,      MAY 31,    MAY 31,    MAY 31,     MAY 31,
                                                1998         1997       1996       1995       1994(A)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period......    $17.19        $13.54     $10.77     $12.97      $14.02
                                              ------        ------     ------     ------      ------
Net investment income.....................      1.68          1.74       1.92       1.69        1.22
Net realized gain (loss) and change in
   unrealized appreciation (depreciation)
   on securities and foreign currency
   translations...........................     (0.86)         3.56       2.50      (2.24)      (1.03)
                                              ------        ------     ------     ------      ------
Total from investment operations..........      0.82          5.30       4.42      (0.55)       0.19
                                              ------        ------     ------     ------      ------
Dividends to shareholders from net
   investment income......................     (1.59)        (1.50)     (1.29)     (1.36)      (1.06)
Dividends to shareholders from net
   realized capital gains.................     (1.39)        (0.15)     (0.36)     (0.29)      (0.14)
                                              ------        ------     ------     ------      ------
Total dividends and
   distributions to shareholders..........     (2.98)        (1.65)     (1.65)     (1.65)      (1.20)
                                              ------        ------     ------     ------      ------
Offering costs on issuance of common stock      --            --         --         --         (0.04)
                                              ------        ------     ------     ------      ------
Net increase (decrease) in net asset value     (2.16)         3.65       2.77      (2.20)      (1.05)
                                              ------        ------     ------     ------      ------
Net asset value, end of period............    $15.03        $17.19     $13.54     $10.77      $12.97
                                              ------        ------     ------     ------      ------
                                              ------        ------     ------     ------      ------
Per share market value, end of period       $15.4375        $15.75     $13.88     $11.88      $14.00
Total investment return based on market
   price per share (c)....................    17.51%        26.84%     32.72%     -2.18%       8.29%(b)
Ratios to Average Net Assets:
   Total expenses, including interest
       expense............................     3.14%         3.34%      4.21%      4.41%       2.40%(d)
   Total expenses, excluding interest
       expense (operating expenses).......     1.35%         1.37%      1.43%      1.45%       1.38%(d)
   Net investment income..................    10.16%        11.29%     16.20%     15.42%       8.98%(d)
Supplemental Data:
   Net assets, end of period (000)........  $335,080      $377,252   $295,949   $235,372    $283,481
   Portfolio turnover rate................   135.85%       172.20%     93.50%     58.16%      23.15%
   Bank loan outstanding,
      end of period (000)                   $100,000      $100,000   $100,000   $100,000    $100,000
   Interest rate on bank loan,
      end of period                         6.28125%         6.50%   6.60156%    7.5625%      6.375%
   Weighted average bank loan (000).......  $100,000      $100,000   $100,000   $100,000    $ 66,349
   Weighted average interest rate.........     6.46%         6.67%      7.21%      7.12%       4.87%(d)

---------
(a) For the period June 25, 1993 (commencement of operations) through May 31, 1994.
(b) Return calculated based on beginning period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $14.00 per share. This calculation is not annualized.
(c) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(d) Annualized.

                              See accompanying notes to financial statements.

                                                                                             PAGE 19

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE EMERGING MARKETS INCOME FUND II INC

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Income Fund II Inc (the "Fund") at May 29, 1998, the results of its operations and cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 25, 1993 (commencement of operations) through May 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 29, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 13, 1998

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Selected Quarterly Financial Information


Summary of quarterly results of operations (unaudited):

                                                                                  NET REALIZED GAIN
                                                                                  (LOSS) &CHANGE IN
                                                        NET INVESTMENT             NET UNREALIZED
                                                            INCOME           APPRECIATION (DEPRECIATION)
                                                                     PER                       PER
QUARTERS ENDED*                                        TOTAL        SHARE         TOTAL       SHARE
--------------------------------------------------------------------------------------------------------
August 31, 1993**...........................        $  3,644       $.17         $14,086     $  .64

November 30, 1993...........................           7,869        .36          17,599        .81

February 28, 1994...........................           6,585        .30         (12,663)      (.58)

May 31, 1994................................           8,511        .39         (41,458)     (1.90)

August 31, 1994.............................           8,536        .39          (5,787)      (.27)

November 30, 1994...........................           9,293        .42         (21,503)      (.98)

February 28, 1995...........................           9,157        .42         (53,616)     (2.45)

May 31, 1995................................          10,039        .46          31,849       1.46

August 31, 1995.............................          10,387        .48           3,358        .15

November 30, 1995...........................           9,897        .45          10,421        .48

February 29, 1996...........................          10,271        .47          24,630       1.13

May 31, 1996................................          11,462        .52          16,215        .74

August 31, 1996.............................          10,367        .47          15,085        .69

November 30, 1996...........................           9,927        .46          39,475       1.80

February 28, 1997...........................           8,948        .40          19,218        .88

May 31, 1997................................           9,003        .41           4,101        .19

August 31, 1997.............................           8,485        .39          17,668        .80

November 30, 1997...........................           8,725        .39         (26,874)     (1.21)

February 27, 1998...........................           9,829        .45           5,778        .25

May 29, 1998................................           9,661        .45         (15,385)      (.70)

----------
 *Totals expressed in thousands of dollars except per share amounts.
**For the period June 25, 1993 (commencement of operations) through August 31, 1993.

                                                                                            PAGE 21

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan

1. Each shareholder holding shares of common stock ("Shares") of The Emerging Markets Income Fund II Inc (the "Fund") will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

-----------------
Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer,
      President and Member of the
      Board of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.

LESLIE H. GELB
      President, The Council
      on Foreign Relations

HEATH B. MCLENDON
      Co-Chairman of the Board
      Managing Director, Smith Barney Inc.
      President, Smith Barney
      Mutual Fund Management Inc.
      Chairman, Smith Barney
      Strategy Advisors Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

------------------
Officers

WILLIAM D. CVENGROS
      Co-Chairman of the Board

HEATH B. MCLENDON
      Co-Chairman of the Board

STEPHEN J. TREADWAY
      President

NEWTON B. SCHOTT
      Executive Vice President

PETER J. WILBY
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

LEWIS E. DAIDONE
      Executive Vice President & Treasurer

NOEL B. DAUGHERTY
      Secretary

ALAN M. MANDEL
      Controller

ANTHONY PACE
      Assistant Controller

----------------------
The Emerging Markets
Income Fund II Inc

      7 World Trade Center
      New York, New York  10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT MANAGER
      Value Advisors LLC
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer &Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York  10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      EDF

------------------------------------------------------------------------------

                 The Emerging Markets
                 Income Fund II Inc


                 Annual Report

                 MAY 29, 1998



-------------------------------------------------------
                 The Emerging Markets Income Fund IIInc
                 ------------------------------------------------------------



American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

                               ------------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169
                               ------------------